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                            One Group(R) Mutual Funds

                        Supplement dated January 9, 2004
          to One Group Mutual Funds Statement of Additional Information
                             dated November 1, 2003

         The following new paragraph replaces the fourth paragraph under the heading "Valuation of the Equity Funds, the Bond Funds and the Municipal Bond Funds" on page 65 of the Statement of Additional Information:

                  Except as noted below, foreign securities are valued at their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the mean of the latest bid/ask quotations. In either case, this value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time of the calculation of the NAV, typically 4:00 pm ET. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees.

         The following new paragraph is added at the end of section entitled "Proxy Voting Policies and Procedures" on page 94 of the Statement of Additional
Information:

                  Beginning in January 2004, the Funds' proxy voting record will be disclosed on a quarterly basis after the close of the quarter. Information regarding how each Fund voted proxies during the six-months ended December 31, 2003, and each subsequent quarter may be accessed electronically through the Funds' website by visiting www.onegroup.com. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security and will state how each vote was cast, for example, for or against the proposal.

                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
        WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE